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EXHIBIT 1.1

ARRAY BIOPHARMA INC.

8,000,000 Shares
Common Stock
($0.001 par value per Share)
UNDERWRITING AGREEMENT

December 9, 2004

UNDERWRITING AGREEMENT

December 9, 2004

UBS Securities LLC
Legg Mason Wood Walker, Incorporated
Piper Jaffray & Co.
Thomas Weisel Partners LLC

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

        Array BioPharma Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 8,000,000 shares (the "Firm Shares") of common stock, $0.001 par value per share (the "Common Stock"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to UBS Securities LLC ("UBS") the option to purchase from the Company up to an additional 1,200,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

        The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-114699) under the Act (the "registration statement"). Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission. Such registration statement, as so amended, has been declared by the Commission to be effective under the Act. The Company has filed with the Commission a Prepricing Prospectus (as defined and referred to below) pursuant to Rule 424(b) under the Act, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved by, the Underwriters. The Company will next file with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement to the basic prospectus, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Underwriters.

        The term "Registration Statement" as used in this Agreement means the registration statement, as amended at the time it became effective and as supplemented or amended prior to the execution of this Agreement, including (i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" includes the Abbreviated Registration Statement. The term "Basic Prospectus" as used in this Agreement means the basic prospectus dated as of June 18, 2004 and filed with the Commission pursuant to Rule 424(b) for use in connection with the offer and/or sale of Shares pursuant to this Agreement. The term "Prepricing Prospectus" as used in this Agreement means any form of preliminary prospectus used in connection with the marketing of the Shares, including the preliminary prospectus supplement dated as of November 29, 2004 and filed with the Commission on November 30, 2004 pursuant to Rule 424 under the Act and any basic prospectus (whether or not in preliminary form) used with any such preliminary prospectus supplement in connection with the marketing of the Shares, in each case as any of the foregoing may be amended or supplemented by the Company. The term "Prospectus Supplement" as used in this Agreement means any final prospectus supplement specifically relating to the Shares, in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act. The term "Prospectus" as used in this Agreement means the Basic Prospectus together with and as supplemented by the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the documents incorporated by reference therein pursuant to Form S-3 (the "Incorporated Documents") and (ii) the copy of the Registration Statement, the Basic Prospectus, the Prepricing Prospectus, the Prospectus Supplement, the Prospectus or the Incorporated Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act") after the effective date of the Registration Statement, or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference. As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

        The Company and the Underwriters agree as follows:

          1.     Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of $7.285 per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

          In addition, the Company hereby grants to UBS the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, UBS shall have the right to purchase from the Company all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised by UBS at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.

          2.     Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on December 14, 2004 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called "the time of purchase."

  Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

          Payment of the purchase price for the Additional Shares shall be made by UBS to the Company by Federal Funds wire transfer against delivery of the certificates for the Additional Shares to UBS through the facilities of DTC. Electronic transfer of the Additional Shares shall be made to UBS at the additional time of purchase in such names and in such denominations as UBS shall specify.

          Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP at 1301 Avenue of the Americas, New York, New York 10019, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

          3.     Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

            (a)   the Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission; the Company is eligible to use Form S-3; such registration statement at the date of this Agreement meets, and the offering of the Shares complies with, the requirements of Rule 415 under the Act. The Registration Statement complied when it became effective, complies and, at the time of purchase, any additional time of purchase and at any time at which the Prospectus is delivered in connection with any sale of Shares, will comply, and the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement and the Prospectus conformed as of its date, conform and, at the time of purchase, any additional time of purchase and at any time at which the Prospectus is delivered in connection with any sale of Shares, will conform in all material respects with the requirements of the Act (including said Rule 415); any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or any Incorporated Document have been and will be so described or filed; the conditions to the use of Form S-3 have been satisfied; and the Registration Statement did not at the time of effectiveness, does not and, at the time of purchase, any additional time of purchase and at any time at which the Prospectus is delivered in connection with any sale of Shares, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement and the Prospectus did not as of its date, does not and, at the time of purchase, any additional time of purchase and at any time at which the Prospectus is delivered in connection with any sale of Shares, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; the Incorporated Documents, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has not distributed and will not distribute any "prospectus" (within the meaning of the Act) or offering material in connection with the offering or sale of the Shares other than the Registration Statement, any Prepricing Prospectus, the then most recent Prospectus Supplement and the Prospectus;

            (b)   as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization" and "Description of capital stock," and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization" and "Description of capital stock," (subject, in each case, to the issuance of shares of Common Stock (i) upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Prospectus, (ii) in connection with purchases of Common Stock made by participants under the Company's employee stock purchase plan described in the Registration Statement and Prospectus and (iii) upon the grant and exercise of options under existing stock option plans described in the Registration Statement and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

            (c)   the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

            (d)   the Company is duly qualified to do business as a foreign corporation and is in good standing in the State of Colorado, such jurisdiction being the only jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company (a "Material Adverse Effect");

            (e)   the Company has no subsidiaries (as defined under the Act); the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificate of incorporation and the bylaws of the Company and all amendments thereto have been delivered to you, and no changes therein will be made on the date hereof or on or before the time of purchase or, if later, the additional time of purchase;

            (f)    the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights;

            (g)   the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus, and the certificates for the Shares are in due and proper form, and the holders of the Shares will not be subject to personal liability by reason of being such holders, except as such holders may be liable by reason of such holders' own conduct and acts, as set forth in Section 102(b)(6) of the Delaware General Corporation Law;

            (h)   this Agreement has been duly authorized, executed and delivered by the Company;

            (i)    the Company is not in breach or violation of or in default under (and no event has occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its certificate of incorporation or bylaws, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company other than, in the case of clause (ii), those conflicts, breaches, violations, defaults or events that would not, individually or in the aggregate, have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (x) the certificate of incorporation or bylaws of the Company, or (y) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or (z) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company other than, in the case of clause (y), those conflicts, breaches, violations, defaults or events that would not, individually or in the aggregate, have a Material Adverse Effect;

            (j)    no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), or approval of the stockholders of the Company, is required to be obtained by the Company in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act, which has been effected, any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and the filing with NASDAQ of a Notification Form for the Listing of Additional Shares, which has been filed as required;

            (k)   except as expressly set forth in the Registration Statement and the Prospectus, (A) (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase from the Company any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; and (B) no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, except for the rights granted to certain parties pursuant to the Amended and Restated Investor Rights Agreement dated November 16, 1999, as amended on August 31, 2000, among the Company and certain investors, which rights have been described in the Prospectus and which rights have been waived in connection with the offering of the Shares, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

            (l)    the Company has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its business, except where the failure to obtain any such licenses, authorizations, consents or approvals or to make such filings would not, individually or in the aggregate, have a Material Adverse Effect; the Company is not in violation of, or in default under, and has not received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

            (m)  all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions (such off-balance sheet transactions, which include, without limitation, transactions related to, and the existence of, "variable interest entities" within the meaning of Financial Accounting Standards Board Interpretation No. 46, shall be referred to herein as "Off-Balance Sheet Transactions"), contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

            (n)   there are no actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge, threatened or contemplated to which the Company or any of its directors or officers is or would be a party or of which any of its properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

            (o)   Ernst & Young LLP, whose report on the financial statements of the Company is incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board (the "PCAOB");

            (p)   the financial statements included in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; any pro forma financial statements or data included in the Registration Statement and the Prospectus comply with the requirements of Regulation S-X of the Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X under the Act) that are not included as required; the Company does not have any material liabilities or obligations, direct or contingent (including any Off-Balance Sheet Transactions), not disclosed in the Registration Statement and the Prospectus; and all disclosures contained in the Registration Statement or the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act") and Item 10 of Regulation S-K under the Act, to the extent applicable;

            (q)   subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company, (ii) any transaction which is material to the Company, (iii) any obligation, direct or contingent (including any Off-Balance Sheet Transactions), incurred by the Company, which is material to the Company, (iv) any change in the capital stock or outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

            (r)   the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of its directors and executive officers;

            (s)   the Company is not and, after giving effect to the offering and sale of the Shares, will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (t)    the Company has good and marketable title to all property (real and personal) described in the Registration Statement or in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as do not materially affect the value of such property and do not materially interfere with the use currently made and proposed to be made of the property by the Company; all the property described in the Registration Statement and the Prospectus as being held under lease by the Company is held thereby under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and currently proposed to be made of the property by the Company;

            (u)   the Company owns, or has obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement or the Prospectus as being owned or licensed by them or which are necessary for the conduct of its business, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Intellectual Property"); except as set forth in the

    Registration Statement and Prospectus, (i) to the Company's knowledge, there are no third parties who have or will be able to establish ownership rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) to the Company's knowledge, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim upon commercialization of the product candidates described in the Prospectus; (vi) there is no patent or patent application known to the Company that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) to the Company's knowledge, there is no prior art that may render any patent application owned by the Company of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;

            (v)   the Company is not engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company before the National Labor Relations Board or any similar body, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company and (C) no union representation dispute currently existing concerning the employees of the Company, and (ii) to the Company's knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, or any similar law, concerning the employees of the Company;

            (w)  the Company and its properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company under, or to interfere with or prevent compliance by the Company with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company (i) is not the subject of any investigation, (ii) has not received any notice or claim, (iii) is not a party to any pending or, to the Company's knowledge, affected by any pending or threatened, or a party to any threatened, action, suit or proceeding, (iv) is not bound by any judgment, decree or order or (v) has not entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous

    Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, in each case to which the Company is subject, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

            (x)   from time to time, in a manner the Company deems to be appropriate in light of the nature of its business, the Company reviews the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

            (y)   all tax returns required to be filed by the Company have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

            (z)   the Company maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice for companies of comparable size, market capitalization and business and clinical development to protect the Company and its businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;

            (aa) the Company has not sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as would not, individually or in the aggregate, have a Material Adverse Effect;

            (bb) except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements to which the Company is a party referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or nonrenewal has been threatened by the Company or, to the Company's knowledge, any other party to any such contract or agreement;

            (cc) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

            (dd) the Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information required to be disclosed by the Company in reports it files under the Exchange Act is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within the Company, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification, when made, were complete and correct; and the Company and, to the Company's knowledge, its officers and directors (in their capacities as officers and directors of the Company) are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the marketplace rules of NASDAQ promulgated thereunder;

            (ee) the Company has provided you with true, correct and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company that is currently outstanding; and on or after July 30, 2002, the Company has not, directly or indirectly: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

            (ff)  all statistical or market-related data included in the Registration Statement or the Prospectus or any Incorporated Document are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

            (gg) neither the Company nor, to the Company's knowledge, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

            (hh) except pursuant to this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Prospectus;

            (ii)   the clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company that are described in the Prospectus or the results of which are referred to in the Prospectus were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures; the descriptions in the Prospectus of the results of such studies and tests are accurate and complete in all material respects and fairly present the data derived from such studies and tests, and the Company has no knowledge of any other studies or tests the results of which are inconsistent with or otherwise call into question the results described or referred to in the Prospectus; except to the extent disclosed in the Registration Statement and the Prospectus, the Company has operated and is currently in compliance in all material respects with all applicable rules, regulations and policies of the U.S. Food and Drug Administration and comparable drug regulatory agencies outside of the United States to which it is subject (collectively, the "Regulatory Authorities"); and except to the extent disclosed in the Registration Statement and the Prospectus, the Company has not received any notices or other correspondence from the Regulatory Authorities or any other governmental agency requiring the termination or suspension of any clinical or pre-clinical studies or tests that are described in the Prospectus or the results of which are referred to in the Prospectus;

            (jj)   neither the Company nor any of its directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

            (kk) to the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus;

            (ll)   the patent applications listed on Annex A include all patent applications that have been filed by the Company that contain claims covering the clinical candidates described in the Registration Statement and Prospectus; the patents and patent applications listed on Annex B constitute the only patents and patent applications that the Company owns; and

            (mm) there are no material orders, judgments or decrees that name or, to the Company's knowledge, are otherwise applicable to the Company.

        In addition, any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company as to matters covered thereby, to each Underwriter.

        4.     Certain Covenants of the Company. The Company hereby agrees:

          (a)   to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b)   to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

          (c)   if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Shares may be sold, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible, and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

          (d)   to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, including by filing any documents that would be incorporated therein by reference, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

          (e)   to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period for your review and comment a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall reasonably object in writing, and to promptly notify you of any such filing;

          (f)    if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act and pay the applicable fees in accordance with the Act;

          (g)   to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(d) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

          (h)   to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period, but in any case not later than September 13, 2005;

          (i)    to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants duly registered with the PCOAB);

          (j)    to furnish to you five copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

          (k)   to furnish to you promptly and, upon request, to each of the other Underwriters for a period of two years from the date of this Agreement (i) copies of any reports, proxy statements, or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly, transition and current reports filed with the Commission on Forms 10-K, 10-Q or 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed and (iv) such other information as you may reasonably request regarding the Company, provided, however, that in no case shall the Company be required to furnish materials pursuant to this paragraph that are filed and publicly accessible via the EDGAR database;

          (l)    to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly financial statements, if any, of the Company which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(e) hereof;

          (m)  to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of proceeds" in the Prospectus;

          (n)   to pay all costs, expenses, fees and taxes (other than the Underwriters' out-of-pocket expenses, including fees and disbursements of their counsel, except as provided in this Section 4(n) and in Section 5 hereof) in connection with (i) the preparation and filing of the Registration Statement, the Basic Prospectus, each Prepricing Prospectus, each Prospectus Supplement, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including up to $10,000 for the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters relating thereto, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (ix) the performance of the Company's other obligations hereunder;

          (o)   not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 90 days after the date hereof (the "Lock-Up Period"), without the prior written consent of UBS, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, (iii) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus and (iv) the issuance of shares of Common Stock to participants under the Company's employee stock purchase plan as described in the Registration Statement and Prospectus; provided, however, that if (1) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this section shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs;

          (p)   to comply with all the undertakings contained in the Registration Statement;

          (q)   to use its best efforts to cause the Common Stock to be listed for quotation on the NASDAQ and to maintain such listing; and

          (r)   to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

        5.     Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(n) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

        6.     Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a)   The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Hogan & Hartson, L.L.P., counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in Exhibit B hereto.

          (b)   The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, a letter of Hogan & Hartson, L.L.P., counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in Exhibit C hereto.

          (c)   The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, a letter of John R. Moore, Vice President and General Counsel of the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in Exhibit D hereto.

          (d)   The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, a letter of John R. Moore, Vice President and General Counsel of the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in Exhibit E hereto.

          (e)   You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms heretofore approved by UBS.

          (f)    You shall have received from KPMG LLP letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms heretofore approved by UBS.

          (g)   You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.

          (h)   No Prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which you objected in writing.

          (i)    The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, no later than the second full business day after the date of this Agreement and any registration statement pursuant to Rule 462(b) under the Act required in connection with the offering and sale of the Shares shall have been filed and become effective no later than 10:00 P.M., New York City time, on the date of this Agreement.

          (j)    Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (k)   Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (A) no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company shall occur or become known and (B) no transaction which is material and adverse to the Company has been entered into by the Company.

          (l)    The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit F hereto.

          (m)  You shall have received signed Lock-up Agreements referred to in Section 3(q) hereof.

          (n)   The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

          (o)   The Shares shall have been approved for quotation on the NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

        7.     Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

        The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS or any group of Underwriters (which may include UBS) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company, which would, in UBS's judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on the NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in UBS's judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

        If UBS or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

        If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(n), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

        8.     Increase in Underwriters' Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

        Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

        If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

        The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

        If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        9.     Indemnity and Contribution.

          (a)   The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus, as any of the foregoing may be amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement made by the Company in Section 3 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or with the approval of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares; provided, however, that, solely with regard to clause (i), the foregoing indemnity agreement with respect to any Prospectus or Prepricing Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages, expenses or liabilities purchased Shares, or any person controlling the Underwriter, if copies of the Prospectus were timely delivered to such Underwriter and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not given or sent to such person, if the Prospectus was required by law to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages, expenses or liabilities.

          If any action, suit or proceeding (each, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the

  Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such person or otherwise, except to the extent the Company shall not have otherwise learned of such Proceeding and such failure results in the forfeiture by the Company of substantial rights or defenses. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, in addition to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          (b)   Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

          If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the

  Company or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such person or otherwise, except to the extent such Underwriter shall not have otherwise learned of such Proceeding and such failure results in the forfeiture by such Underwriter of substantial rights or defenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or in addition to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but, if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          (c)   If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (d)   The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

          (e)   The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

        10.   Information Furnished by the Underwriters. The statements set forth in the first paragraph under the caption "Underwriting—Commissions and Discounts" and the first, second, third, fourth, fifth and seventh paragraphs under the caption "Underwriting—Price Stabilization, Short Position, Passive Market Making" in the Prospectus Supplement, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information concerning the Underwriter furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 9 hereof.

        11.   Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 3200 Walnut Street, Boulder, CO 80301, Attention: Robert E. Conway, Chief Executive Officer.

        12.   Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

        13.   Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS or any indemnified party. Each of UBS and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

        14.   Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

        15.   Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

        16.   Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

        17.   Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

        [The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

        If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours,
ARRAY BIOPHARMA INC.
By:
Name: Robert E. Conway Title: Chief Executive Officer
Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A
UBS SECURITIES LLC LEGG MASON WOOD WALKER, INCORPORATED PIPER JAFFRAY & CO. THOMAS WEISEL PARTNERS LLC
By:	UBS SECURITIES LLC
By:
Name: Title:
By: Name: Title:

SCHEDULE A

Underwriter	Number of Firm Shares[1]
UBS SECURITIES LLC	3,200,000
LEGG MASON WOOD WALKER, INCORPORATED.	1,600,000
PIPER JAFFRAY & CO.	1,600,000
THOMAS WEISEL PARTNERS LLC	1,600,000

Total	8,000,000

(1)
To the extent any Additional Shares are purchased, all of such Additional Shares so purchased shall be underwritten by UBS Securities LLC.

EXHIBIT A

Array BioPharma Inc.

Common Stock

($0.001 Par Value)

                        , 2004

UBS Securities LLC
Piper Jaffray & Co.
Legg Mason Wood Walker, Incorporated
Thomas Weisel Partners LLC

c/o UBS Securities LLC
      299 Park Avenue
      New York, New York 10171

Ladies and Gentlemen:

        This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Array BioPharma Inc. (the "Company") and you, as Representatives of the several Underwriters named therein, with respect to the public offering (the "Offering") of common stock, par value $0.001 per share, of the Company (the "Common Stock").

        In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period beginning on the date hereof and ending on the date that is 90 days after the date of the final prospectus supplement relating to the Offering (the "Lock-Up Period") the undersigned will not, without the prior written consent of UBS Securities LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters (as defined in the Underwriting Agreement) of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement and, if such recipient was already a party to a Lock-up Agreement in connection with the Offering, such recipient confirms that he, she or it has been in compliance with the terms of such Lock-Up Agreement or (c) dispositions to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust, partnership, limited liability company or other entity agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement and, if such recipient was already a party to a

Lock-up Agreement in connection with the Offering, such recipient confirms that it has been in compliance with the terms of such Lock-Up Agreement.

        If (1) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs.

        In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, during the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

*    *    *

        If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the "time of purchase" (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,
Name:

EXHIBIT B

                        , 2004

UBS Securities LLC
Legg Mason Wood Walker, Incorporated
Piper Jaffray & Co.
Thomas Weisel Partners LLC
c/o UBS Securities LLC
299 Park Avenue
New York, NY 10171-0026

    Re:
    Array BioPharma Inc.

        Ladies and Gentlemen:

        This firm has acted as counsel to Array BioPharma Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of 8,000,000 shares of the Company's common stock, par value $0.001 per share (the "Shares"), pursuant to the terms of the Underwriting Agreement dated December 9, 2004 between the Company and you (the "Agreement"). This opinion letter is furnished to you pursuant to the requirements set forth in Section 6(a) of the Agreement in connection with the Closing thereunder on the date hereof. Capitalized terms used herein which are defined in the Agreement shall have the meanings set forth in the Agreement, unless otherwise defined herein.

        For purposes of the opinions expressed in this letter, which are set forth in paragraphs (a) through (n) below (the "Opinions"), we have examined copies of the following documents (the "Documents"):

  1.
  Executed copy of the Agreement.

  2.
  The Registration Statement on Form S-3 (No. 333-114699) and the Registration Statement on Form S-3 (No. 333-            ) filed pursuant to Rule 462(b) under the Securities Exchange Act of 1933, as amended (the "Securities Act"), and the documents incorporated by reference therein (collectively, the "Registration Statement").

  3.
  The final Prospectus Supplement dated December 9, 2004, and the accompanying Prospectus dated June 18, 2004 (the final Prospectus Supplement and the accompanying Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the "Prospectus"), both as filed pursuant to Rule 424(b)(5) under the Securities Act.

  4.
  Memorandum to the file regarding telephonic confirmation from the staff of the Securities and Exchange Commission (the "Commission") of the effectiveness of the Registration Statement.

  5.
  The Amended and Restated Certificate of Incorporation of the Company, as certified by the Secretary of State of the State of Delaware on            , 2004 and as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

  6.
  The Amended and Restated Bylaws of the Company, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

  7.
  A certificate of good standing of the Company issued by the Secretary of State of the State of Delaware dated            , 2004.

  8.
  A foreign qualification certificate issued by the Secretary of State of the State of Colorado dated                        , 2004.

  9.
  Certain resolutions of the Board of Directors of the Company adopted by unanimous written consent dated April 7, 2004 and at a meeting of the Board of Directors held on December 8, 2004, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect, relating, among other things, to authorization of the Agreement and arrangements in connection therewith.

  10.
  Certain resolutions of the Board of Directors of the Company relating to prior stock issuances and the stock record books of the Company, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

  11.
  A copy of the specimen certificate for the Shares to be issued pursuant to the Agreement.

  12.
  A certificate of certain officers of the Company, dated            , 2004, as to certain facts relating to the Company.

  13.
  A certificate of the Secretary of the Company, dated            , 2004, as to the incumbency and signatures of certain officers of the Company.

  14.
  Certain agreements and contracts of the Company listed on Schedule 1 attached hereto.

  15.
  Copies of the patent applications listed under the heading "U.S. Patent Applications Submitted by the Company" on Annex A to the Underwriting Agreement (the "U.S. Applications"), which Annex A includes certain patent applications listed under the heading "U.S. Patent Applications Submitted by the Company" denoted as having been assigned to the Company (the "Assigned U.S. Applications"), and of the foreign patent applications listed under the heading "Non-U.S. Patent Applications Submitted by the Company" on Annex B to the Underwriting Agreement (the "Non-U.S. Applications") (the U.S. Patent Applications together with the Non-U.S. Applications shall be referred to herein as the "Applications"); and patent application correspondence filed with and received from (i) the United States Patent & Trademark Office that relates to the U.S. Applications and (ii) the appropriate foreign office that relates to the Non-U.S. Applications. Our statements in paragraphs (l) through (n) and (A) through (C) below are based solely upon our review of the Applications, this correspondence, the officers' certificate identified in paragraph 12 above and our representation of the Company and conversations with its General Counsel and other employees of the Company. Without limiting the foregoing, our statement in paragraph (l) below is further limited by the qualifications that we have conducted no review or analysis regarding whether the activities of the Company, or the manufacture, use or sale of any product, device, instrument, drug or other material made or used according to the Applications, infringe any patent of a third party.

        In our examination of the Agreement and the other Documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all of the Documents, the authenticity of all originals of the Documents and the conformity to authentic originals of all of the Documents submitted to us as copies (including telecopies). We have also assumed the validity and constitutionality of each relevant statute, rule, regulation and agency action covered by this opinion letter. We have also assumed that the Company has met and meets all of the requirements for use of a registration statement on Form S-3 of the Securities and Exchange Commission in offerings of its securities pursuant to the Agreement. As to matters of fact relevant to the Opinions expressed herein, we have relied on the representations and statements of fact made in the Documents, we have not independently established the facts so relied on, and we have not made any investigation or inquiry other than our examination of the Documents. The Opinions are given in the context of the foregoing.

        As used in this opinion letter, the phrase "to our knowledge" means the actual knowledge (that is, the conscious awareness of facts or other information) of lawyers currently in the firm who have given substantive legal attention to representation of the Company since July 1, 2003.

        For purposes of the opinions set forth in paragraph (i) below, we have assumed that all orders, judgments, decrees, agreements and contracts would be enforced as written.

        Nothing herein shall be construed to cause us to be considered "experts" within the meaning of Section 11 of the Securities Act.

        The Opinions are based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) as to the opinions expressed in paragraphs (f) and (g), the Securities Act and the regulations promulgated thereunder, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder; (ii) as to the opinions expressed in subparagraphs (a)(i), (h)(iii), (h)(iv), (i)(i), and (i)(ii) and in paragraphs (b), (c), (d) and (e), the General Corporation Law of the State of Delaware, together with all applicable provisions of the Delaware Constitution and reported judicial determinations interpreting those laws, as amended (the "Corporation Act"); (iii) as to the opinions expressed in subparagraph (h)(i), the Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder; as to the opinions expressed in subparagraph (h)(ii), the U.S. Patent Act, as amended, and the regulations promulgated thereunder; (iv) as to the opinions expressed in subparagraphs (a)(ii), (h)(iii), (h)(iv), (i)(iii) and (i)(iv), except to the extent excluded below, internal Colorado law (but not including any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of Colorado); (v) as to the opinions expressed in subparagraph (i)(ii) and paragraph (j), except to the extent excluded below, the federal laws of the United States and internal Colorado law (but not including any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of Colorado); (vi) as to the opinions expressed in subparagraph (i)(ii), except to the extent excluded below, internal New York law (but not including any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of New York); (vii) as to the opinions expressed in paragraph (k), the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "Investment Company Act"); provided, however, that the laws described above shall not include (and we express no opinion as to) federal or state securities, antitrust, unfair competition, banking, or tax laws or regulations except to the extent specifically identified in clauses (i) and (vii) above for purposes of the opinions referred to in clauses (i) and (vii) only, and we express no opinion as to any other laws, statutes, rules or regulations not specifically identified above; and further provided that, with respect to clause (v) above, the opinions expressed herein are based upon a review of the Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, the U.S. Patent Act, as amended, and the regulations promulgated thereunder, and those other laws, statutes and regulations that, in our experience, are generally recognized as applicable to the transactions contemplated in the Agreement. The laws identified in clauses (v) and (vi) above, subject to the exclusions and limitations set forth above, are referred to collectively herein as the "Applicable Laws."

        Based upon, subject to and limited by the foregoing, we are of the opinion that:

          (a)   (i)    The Company is validly existing as a corporation and in good standing, as of the date hereof, under the laws of the State of Delaware; and (ii) the Company is authorized to transact business as a foreign corporation in the State of Colorado as of the date of the certificate specified in paragraph 8 above.

          (b)   The Company has the corporate power to own, lease and operate its current properties and to conduct its business as described in the Prospectus.

          (c)   The authorized, issued and outstanding capital stock of the Company, as of September 30, 2004, was as set forth under the caption "Capitalization" in the Prospectus and, as of the date hereof, there have not been any changes in the authorized capital stock of the Company. All shares of common stock of the Company shown as issued and outstanding under said caption are duly authorized and, assuming the accuracy of statements made in the certificate specified in paragraph 12 above regarding receipt of the consideration provided in resolutions of the Company's Board of Directors or committee of the Board of Directors authorizing the issuance thereof, are validly issued, fully paid and non-assessable. No shares of the Company's capital stock outstanding as of the date hereof were issued in violation of any statutory preemptive right under the Corporation Act or the Certificate of Incorporation of the Company as in effect at the time of issuance. To our knowledge, the Company has not issued any outstanding securities convertible into or exchangeable for, or outstanding options, warrants or other rights to purchase or to subscribe for, any shares of stock or other securities of the Company, except as described in the Prospectus. No holder of outstanding shares of common stock of the Company has any statutory preemptive right under the Corporation Act or, to our knowledge, any contractual right to subscribe for any of the Shares. To our knowledge, there are no contractual rights requiring the Company to register for sale any equity or debt securities under the Registration Statement or to include any such securities in the offering contemplated by the Agreement (except the rights granted to certain parties pursuant to the Amended and Restated Investor Rights Agreement dated November 16, 1999, as amended on August 31, 2000, among the Company and certain investors).

          (d)   The Agreement has been duly authorized, executed and delivered on behalf of the Company.

          (e)   The Shares have been duly authorized and, when issued in accordance with the provisions of the Agreement, will be validly issued, fully paid and non-assessable. The form of certificate evidencing the Shares complies with the requirements of Section 158 of the Corporation Act.

          (f)    The Registration Statement has become effective under the Securities Act, the required filings of the Prospectus pursuant to Rule 424(b) promulgated pursuant to the Securities Act have been made in the manner and within the time period required by Rule 424(b) and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

          (g)   The Registration Statement and the Prospectus (except for the financial statements and supporting schedules included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder. The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, (except for the financial statements and supporting schedules included therein, as to which we express no opinion) complied as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations thereunder.

          (h)   The information in (i) the Prospectus in the second and third paragraphs under the caption "Prospectus supplement, summary—Our drug development pipeline—AstraZeneca—ARRY-142886 (AZD6244)/MEK for Oncology", and under the captions "Prospectus supplement summary—Our drug development pipeline—Genentech-oncology collaboration programs", "Prospectus supplement summary—Our Drug Discovery Efforts-MEK Inhibitors", "Prospectus supplement summary—Collaborative research and development", "Risk factors—Our drug candidates are at early stages of development, and we may not successfully develop a drug candidate that becomes a commercially viable drug", "Risk factors—We have limited clinical development and commercialization experience", and "Risk factors—Our cGMP and pharmacology facilities and practices may fail to comply with government regulations", (ii) the Prospectus under the caption "Risk factors—The intellectual property rights we rely on to protect our proprietary drug candidates and the technology underlying our tools and techniques may be inadequate to prevent third parties from using our technology or developing competing capabilities or to protect our interests in our proprietary drug candidates", (iii) the Prospectus under the caption "Risk factors—Because we rely on a small number of collaborators for a significant portion of our revenue, if one or more of our major collaborators terminates or reduces the scope of their agreement with us, our revenue may significantly decrease", and "Description of Capital Stock", and (iv) the Registration Statement under the caption "Item 15. Indemnification of Directors and Officers", to the extent that such information constitutes summaries of contracts or agreements or matters of law or legal conclusions, has been reviewed by us and is correct in all material respects.

          (i)    The execution, delivery and performance on the date hereof by the Company of the Agreement do not (i) violate the Certificate of Incorporation or Bylaws of the Company, (ii) violate the Corporation Act or any provision of Applicable Laws, (iii) violate any court or administrative order, judgment, or decree to which we have knowledge that names the Company and is specifically directed to it or any of its property, or (iv) breach or constitute a default under any agreement or contract to which the Company is a party listed on Schedule 1 (except that we express no opinion as to financial covenants in such agreements and contracts) or result in the creation of any lien upon any property or asset of the Company pursuant to the terms of such agreement or contract.

          (j)    No approval or consent of, or registration or filing with, any court or governmental or regulatory agency or body is required to be obtained or made by the Company under the Applicable Laws or the rules and regulations of the Nasdaq Stock Market, Inc. and no approval of the stockholders of the Company is required to be obtained by the Company under the Corporation Act or the Nasdaq Stock Market, Inc. in connection with the execution, delivery and performance on the date hereof by the Company of the Agreement, except which have been obtained or made.

          (k)   The Company is not, and after giving effect to the offering and the sale of the Shares and assuming the application of the proceeds therefrom as described in the Prospectus will not be, an "investment company" (as such term is defined in the Investment Company Act).

          (l)    To our knowledge, the activities of the Company with respect to the commercialization of product candidates, or the manufacture, use or sale thereof, do not infringe the patent of any third party.

          (m)  To our knowledge, no patent issued, after due prosecution, in respect of any Application would be invalid or unenforceable.

          (n)   To our knowledge, no third party has stolen or misused the trade secrets, know-how or other proprietary rights of the Company.

*****

        We hereby confirm to you as follows:

        (A)  The Company is listed in the records of the Patent and Trademark Office as the sole assignee of record of each of the Assigned U.S. Applications and is the sole assignee of each other U.S. Application. We know of no claims of third parties to any ownership interest with respect to any of the U.S. Applications. To our knowledge, none of the U.S. Applications has been abandoned, other than the U.S. Applications designated as "Abandoned" on Annex B to the Underwriting Agreement.

        (B)  The Company is the sole assignee of each of the Non-U.S. Applications. We know of no claims of third parties to any ownership interest with respect to any of the Non-U.S. Applications. To our knowledge, none of the non-U.S. Applications has been abandoned, other than the Non-U.S. Applications designated as "Abandoned" or "Inactive" on Annex B to the Underwriting Agreement.

        (C)  To our knowledge, there are no pending or threatened interference or opposition proceedings relating to the Applications.

        We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. This opinion letter has been prepared solely for your use in connection with the Closing under the Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, and should not be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

SCHEDULE I

1.
1998 Stock Option Plan effective July 1, 1998, as amended

2.
Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan, as amended

3.
Array BioPharma Inc. Employee Stock Purchase Plan, as amended

4.
Preferred and Common Stock Purchase Agreement between the Company and the parties whose signatures appear on the signature pages thereto dated May 18, 1998

5.
Amendment to Preferred and Common Stock Purchase Agreement dated August 7, 1998

6.
Series B Preferred Stock Purchase Agreement between the Company and the parties whose signatures appear on the signature pages thereto dated November 16, 1999

7.
Series C Preferred Stock Purchase Agreement between the Company and the parties whose signatures appear on the signature pages thereto dated August 31, 2000

8.
Lease Agreement by and between the Company, as Tenant, and Amgen Inc., as Landlord, dated July 1998

9.
First Amendment to Lease Agreement by and between the Company, as Tenant, and Amgen Inc., as Landlord, dated April 1, 1999

10.
Second Amendment to Lease Agreement by and between the Company, as Tenant, and Amgen Inc., as Landlord, dated April 1, 2001

11.
Option Agreement by and between the Company, as Subtenant, and Boulder Headquarters LLC, as Landlord, dated April 1, 2001

12.
Lease Agreement by and between the Company, as Tenant, and Pratt Land Limited Liability Company, as Landlord, dated February 28, 2000

13.
Lease Agreement by and between the Company, as Tenant, and Pratt Land Limited Liability Company, as Landlord, dated February 11, 2002

14.
Revised Employment Agreement by and between the Company and Robert E. Conway dated November 15, 2001

15.
Form of Employment Agreement dated September 1, 2002 by and between the Company and each of Laurence Burgess, Jonathan Josey, Anthony D. Piscopio, David L. Snitman, Kevin Koch and R. Michael Carruthers

16.
Employment Agreement effective as of March 2002 between the Company and John Moore

17.
Amended and Restated Investor Rights Agreement between the Company and the parties whose signatures appear on the signature pages thereto dated November 16, 1999

18.
Amendment No. 1 to Amended and Restated Investor Rights Agreement between the Company and the parties whose signatures appear on the signature pages thereto dated August 31, 2000

19.
Custom Synthesis Fee-For-Service Agreement between the Company and Merck & Co., Inc. dated May 14, 1999

20.
Array Library Screening Agreement between the Company and E.I. du Pont de Nemours and Company dated August 1, 2000

21.
Drug Discovery Collaboration Agreement between the Company and ICOS Corporation dated July 31, 2000

22.
Diversity Library Screening Agreement between the Company and Tularik Inc. dated June 10, 1999, as amended

23.
Research Services Agreement between the Company and Eli Lilly and Company dated March 22, 2000, as amended

24.
Custom Synthesis Development and Supply Agreement between the Company and Merck & Co., Inc. dated September 6, 2000

25.
Letter Agreement dated March 17, 2001 by and between the Company and ICOS Corporation amending the Drug Discovery Collaboration Agreement dated July 31, 2000

26.
Lead Generation Collaboration Agreement by and between the Company and Takeda Chemical Industries, Ltd., dated July 18, 2001

27.
Rights Agreement, dated August 2, 2001, between the Company and Computershare Trust Company, Inc., as Rights Agent

28.
Agreement for the Supply of Compounds between the Company and Pfizer Inc dated as of October 15, 2001

29.
Research Agreement between the Company and Amgen Inc. dated as of November 1, 2001

30.
Form of purchase order for the purchase of chemical compounds and building blocks

31.
Collaboration and License Agreement by and between the Company and AstraZeneca AB, dated December 18, 2003

32.
Drug Discovery Collaboration Agreement by and between the Company and Genentech, Inc., dated December 22, 2003

EXHIBIT C

                        , 2004

UBS Securities LLC
Legg Mason Wood Walker, Incorporated
Piper Jaffray & Co.
Thomas Weisel Partners LLC
c/o UBS Securities LLC
299 Park Avenue
New York, NY 10171-0026

    Re:
    Array BioPharma Inc.

Ladies and Gentlemen:

        This firm has acted as counsel to Array BioPharma Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of 8,000,000 shares of the Company's common stock, par value $0.001 per share, pursuant to the terms of the Underwriting Agreement dated December 9, 2004 between the Company and you, as underwriters. This letter is furnished to you pursuant to the requirements set forth in Section 6(b) of the Agreement in connection with the closing thereunder on the date hereof (the "Closing").

        For purposes of this letter, we have assumed that the Company has met and meets all of the requirements for use of a registration statement on Form S-3 of the Securities and Exchange Commission in offerings of its securities pursuant to the Agreement.

        Nothing herein shall be construed to cause us to be considered "experts" within the meaning of Section 11 of the Securities Act of 1933, as amended (the "Securities Act").

        During the course of the preparation of the Registration Statement on Form S-3 (No. 333-114699) (together with the documents incorporated by reference therein, the "Registration Statement"), we reviewed the Registration Statement and the final Prospectus Supplement dated December 9, 2004, and the accompanying Prospectus dated June 18, 2004, both as filed pursuant to Rule 424(b)(5) under the Securities Act (the final Prospectus Supplement and the accompanying Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the "Prospectus") and participated in conferences with officers and other representatives of the Company, with representatives of the independent public accountants of the Company and with you and your representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed. The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement or Prospectus, and we have not undertaken any obligation to verify independently any of those factual matters. Accordingly, we do not assume any responsibility for the accuracy, completeness, or fairness of the statements in the Registration Statement or Prospectus. Moreover, many of the determinations required to be made in the preparation of the Registration Statement and Prospectus involve matters of a non-legal nature. In addition, to the extent the statements we make in this letter relate to patent matters of the Company, such statements are limited to those patent applications (the "Applications") of the Company listed on Schedule 2 to our legal opinion furnished to you pursuant to the requirements set forth in Section 6(a) of the Agreement in connection with the Closing.

        Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention that cause us to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or

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necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) there are any legal or governmental proceedings pending or threatened against the Company that are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein, or (iii) there are any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or referred to therein or so filed; provided that in making the foregoing statements (which shall not constitute an opinion), we do not express any belief with respect to patent matters other than with respect to the Applications or with respect to the financial statements and supporting schedules and other financial, statistical or accounting information and data contained or incorporated by reference in or omitted from the Registration Statement or the Prospectus.

        We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this letter. This letter has been prepared solely for your use in connection with the Closing under the Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, and should not be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

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EXHIBIT D

                        , 2004

UBS Securities LLC
Legg Mason Wood Walker, Incorporated
Piper Jaffray & Co.
Thomas Weisel Partners LLC
c/o UBS Securities LLC
299 Park Avenue
New York, NY 10171-0026

    Re:
    Array BioPharma Inc.

Ladies and Gentlemen:

        I am the Vice President and General Counsel of Array BioPharma Inc., a Delaware corporation (the "Company"), and am rendering this opinion in connection with the issuance and sale of 8,000,000 shares of the Company's common stock, par value $0.001 per share (the "Shares"), pursuant to the terms of the Underwriting Agreement dated December 9, 2004 between the Company and you (the "Agreement"). This opinion letter is furnished to you pursuant to the requirements set forth in Section 6(c) of the Agreement in connection with the Closing thereunder on the date hereof. Capitalized terms used herein which are defined in the Agreement shall have the meanings set forth in the Agreement, unless otherwise defined herein.

        For purposes of the opinions expressed in this letter, which are set forth in paragraphs (a) through (d) below (the "Opinions"), I have examined copies of the following documents (the "Documents"):

  1.
  Executed copy of the Agreement.

  2.
  The Registration Statement on Form S-3 (No. 333-114699) and the documents incorporated by reference therein (collectively, the "Registration Statement").

  3.
  The final Prospectus Supplement dated December 9, 2004, and the accompanying Prospectus dated June 18, 2004 (the final Prospectus Supplement and the accompanying Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the "Prospectus"), both as filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Securities Act").

  4.
  Certain agreements and contracts of the Company listed on Schedule 1 attached hereto.

  5.
  Copies of the patent applications listed under the heading "U.S. Patent Applications Submitted by the Company" on Annex B to the Underwriting Agreement (the "U.S. Applications"), which Annex B includes certain patent applications listed under the heading "U.S. Patent Applications Submitted by the Company" denoted as having been assigned to the Company (the "Assigned U.S. Applications"), and of the foreign patent applications listed under the heading "Non-U.S. Patent Applications Submitted by the Company" on such Annex B (the "Non-U.S. Applications") (the U.S. Patent Applications together with the Non-U.S. Applications shall be referred to herein as the "Applications"); and patent application correspondence filed with and received from (i) the United States Patent & Trademark Office that relates to the U.S. Applications and (ii) the appropriate foreign office that relates to the Non-U.S. Applications. My statements in paragraphs (b) through (d) and (A) through (C) below are based solely upon my review of the Applications, this correspondence, my position as General Counsel of the Company and conversations with employees of the Company. Without limiting the foregoing, my statement in paragraph (b)

    below is further limited by the qualifications that I have conducted no review or analysis regarding whether the activities of the Company, or the manufacture, use or sale of any product, device, instrument, drug or other material made or used according to the Applications, infringe any patent of a third party.

        In my examination of the Agreement and the other Documents, I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all of the Documents, the authenticity of all originals of the Documents and the conformity to authentic originals of all of the Documents submitted to me as copies (including telecopies). I have also assumed the validity and constitutionality of each relevant statute, rule, regulation and agency action covered by this opinion letter. As to matters of fact relevant to the Opinions expressed herein, I have relied on the representations and statements of fact made in the Documents, I have not independently established the facts so relied on, and I have not made any investigation or inquiry other than my examination of the Documents. The Opinions are given in the context of the foregoing.

        As used in this opinion letter, the phrase "to my knowledge" means the actual knowledge (that is, the conscious awareness of facts or other information).

        I am admitted to the practice of law in the States of Colorado, California and New York, and before the United States Patent and Trademark Office. The Opinions are based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) the U.S. Patent Act, as amended, and the regulations promulgated thereunder; (ii) except to the extent excluded below, the federal laws of the United States and internal Colorado law (but not including any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of Colorado); provided, however, that the laws described above shall not include (and I express no opinion as to) federal or state securities, antitrust, unfair competition, banking, or tax laws or regulations, and I express no opinion as to any other laws, statutes, rules or regulations not specifically identified above; and further provided that, with respect to clause (ii) above, the opinions expressed herein are based upon a review of the U.S. Patent Act, as amended, and the regulations promulgated thereunder, and those other laws, statutes and regulations that, in my experience, are generally recognized as applicable to the transactions contemplated in the Agreement. The laws identified in clause (ii) above, subject to the exclusions and limitations set forth above, are referred to collectively herein as the "Applicable Laws."

        Based upon, subject to and limited by the foregoing, I am of the opinion that:

          (a)   The information in the Prospectus (i) in the second and third paragraphs under the caption "Prospectus supplement, summary—Our drug development pipeline—AstraZeneca—ARRY-142886 (AZD6244)/MEK for Oncology", and under the captions "Prospectus supplement summary—Our drug development pipeline—Genentech-oncology collaboration programs", "Prospectus supplement summary—Our Drug Discovery Efforts-MEK Inhibitors", "Prospectus supplement summary—Collaborative research and development", "Risk factors—Our drug candidates are at early stages of development, and we may not successfully develop a drug candidate that becomes a commercially viable drug", "Risk factors—We have limited clinical development and commercialization experience", and "Risk factors—Our cGMP and pharmacology facilities and practices may fail to comply with government regulations", (ii) under the caption "Risk factors—The intellectual property rights we rely on to protect our proprietary drug candidates and the technology underlying our tools and techniques may be inadequate to prevent third parties from using our technology or developing competing capabilities or to protect our interests in our proprietary drug candidates", and (iii) under the caption "Risk factors—Because we rely on a small number of collaborators for a significant portion of our revenue, if one or more of our major collaborators terminates or reduces the scope of their agreement with us, our revenue may significantly decrease" to the extent that such information constitutes summaries of contracts or agreements or matters of law or legal conclusions, has been reviewed by me and is correct in all material respects.

          (b)   To my knowledge, the activities of the Company with respect to the commercialization of product candidates, or the manufacture, use or sale thereof, do not infringe the patent of any third party.

          (c)   To my knowledge, no patent issued, after due prosecution, in respect of any Application would be invalid or unenforceable.

          (d)   To my knowledge, no third party has stolen or misused the trade secrets, know-how or other proprietary rights of the Company. To my knowledge, the Company has not stolen or misused the trade secrets, know-how or other proprietary rights of any third party.

*****

        I hereby confirm to you as follows:

        (A)  The Company is listed in the records of the Patent and Trademark Office as the sole assignee of record of each of the Assigned U.S. Applications and is the sole assignee of each other U.S. Application, except as described on Schedule 2 hereto. I know of no claims of third parties to any ownership interest with respect to any of the U.S. Applications, except as described on Schedule 2 hereto. To my knowledge, none of the U.S. Applications has been abandoned, other than the U.S. Applications designated as "Abandoned" on Schedule 2 hereto.

        (B)  The Company is the sole assignee of each of the Non-U.S. Applications, except as described on Schedule 2 hereto. I know of no claims of third parties to any ownership interest with respect to any of the Non-U.S. Applications, except as described on Schedule 2 hereto. To my knowledge, none of the non-U.S. Applications has been abandoned, other than the Non-U.S. Applications designated as "Abandoned" or "Inactive" on Schedule 2 hereto.

        (C)  To my knowledge, there are no pending or threatened interference or opposition proceedings relating to the Applications.

        I assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. This opinion letter has been prepared solely for your use in connection with the Closing under the Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, and should not be filed with or furnished to any governmental agency or other person or entity, without my prior written consent.

SCHEDULE 1

1.
Custom Synthesis Fee-For-Service Agreement between the Company and Merck & Co., Inc. dated May 14, 1999

2.
Array Library Screening Agreement between the Company and E.I. du Pont de Nemours and Company dated August 1, 2000

3.
Drug Discovery Collaboration Agreement between the Company and ICOS Corporation dated July 31, 2000

4.
Diversity Library Screening Agreement between the Company and Tularik Inc. dated June 10, 1999, as amended

5.
Research Services Agreement between the Company and Eli Lilly and Company dated March 22, 2000, as amended

6.
Custom Synthesis Development and Supply Agreement between the Company and Merck & Co., Inc. dated September 6, 2000

7.
Letter Agreement dated March 17, 2001 by and between the Company and ICOS Corporation amending the Drug Discovery Collaboration Agreement dated July 31, 2000

8.
Lead Generation Collaboration Agreement by and between the Company and Takeda Chemical Industries, Ltd., dated July 18, 2001

9.
Agreement for the Supply of Compounds between the Company and Pfizer Inc dated as of October 15, 2001

10.
Research Agreement between the Company and Amgen Inc. dated as of November 1, 2001

11.
Form of purchase order for the purchase of chemical compounds and building blocks

12.
Collaboration and License Agreement by and between the Company and AstraZeneca AB, dated December 18, 2003

13.
Drug Discovery Collaboration Agreement by and between the Company and Genentech, Inc., dated December 22, 2003

EXHIBIT E

            , 2004

UBS Securities LLC
Legg Mason Wood Walker, Incorporated
Piper Jaffray & Co.
Thomas Weisel Partners LLC
c /o UBS Securities LLC
299 Park Avenue
New York, NY 10171-0026

        Re:    Array BioPharma Inc.

Ladies and Gentlemen:

        I am the Vice President and General Counsel of Array BioPharma Inc., a Delaware corporation (the "Company"), and am delivering this letter to you in connection with the issuance and sale of 8,000,000 shares of the Company's common stock, par value $0.001 per share, pursuant to the terms of the Underwriting Agreement dated December 9, 2004 between the Company and you, as underwriters. This letter is furnished to you pursuant to the requirements set forth in Section 6(c) of the Agreement in connection with the closing thereunder on the date hereof (the "Closing").

        For purposes of this letter, I have assumed that the Company has met and meets all of the requirements for use of a registration statement on Form S-3 of the Securities and Exchange Commission in offerings of its securities pursuant to the Agreement.

        Nothing herein shall be construed to cause me to be considered an "expert" within the meaning of Section 11 of the Securities Act of 1933, as amended (the "Securities Act").

        During the course of the preparation of the Registration Statement on Form S-3 (No. 333-114699) (together with the documents incorporated by reference therein, the "Registration Statement"), I reviewed the Registration Statement and the final Prospectus Supplement dated December 9, 2004, and the accompanying Prospectus dated June 18, 2004, both as filed pursuant to Rule 424(b)(5) under the Securities Act (the final Prospectus Supplement and the accompanying Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the "Prospectus") and participated in conferences with officers and other representatives of the Company, with representatives of the independent public accountants of the Company and with you and your representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed. I have not established nor confirmed factual matters set forth in the Registration Statement or Prospectus, and I have not undertaken any obligation to verify independently any of those factual matters. Accordingly, I do not assume any responsibility for the accuracy, completeness, or fairness of the statements in the Registration Statement or Prospectus. Moreover, many of the determinations required to be made in the preparation of the Registration Statement and Prospectus involve matters of a non-legal nature.

        Subject to the foregoing, I confirm to you that, on the basis of the foregoing, no facts have come to my attention that cause me to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) there are any legal or governmental proceedings pending or threatened against the Company that are required to be disclosed

E-1

in the Registration Statement or the Prospectus, other than those disclosed therein, or (iii) there are any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or referred to therein or so filed; provided that in making the foregoing statements (which shall not constitute an opinion), I do not express any belief with respect to the financial statements and supporting schedules and other financial, statistical or accounting information and data contained or incorporated by reference in or omitted from the Registration Statement or the Prospectus.

        I assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this letter. This letter has been prepared solely for your use in connection with the Closing under the Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, and should not be filed with or furnished to any governmental agency or other person or entity, without my prior written consent.

E-2

EXHIBIT F

OFFICERS' CERTIFICATE

1.
I have reviewed the Registration Statement and the Prospectus.

2.
The representations and warranties of the Company as set forth in this Agreement are true and correct as of the time of purchase and, if applicable, the additional time of purchase.

3.
The Company has performed all of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

4.
The conditions set forth in paragraphs (i) and (j) of Section 6 of this Agreement have been met.

5.
The financial statements and other financial information included in the Registration Statement and the Prospectus fairly present the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Registration Statement.

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QuickLinks

  EXHIBIT 1.1
  December 9, 2004
SCHEDULE A
EXHIBIT A
EXHIBIT B
SCHEDULE I
EXHIBIT C
EXHIBIT D
SCHEDULE 1
EXHIBIT F